Supplement, dated November 11, 2008

to the Prospectus, dated May 1, 2008, for

Seligman U.S. Government Securities Fund

(the “Fund”),

a series of Seligman High Income Fund Series

(the “Series”)

Effective November 11, 2008, this prospectus supplement dated November 11, 2008 supersedes and replaces the prospectus supplement dated November 7, 2008.

On November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Series (on behalf of the Fund) and RiverSource Investments, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008. In connection with the Acquisition, the Fund’s portfolio managers have been changed. This change also results in modification to the investment process used for the Fund. The foregoing changes are reflected in the revised Principal Investment Strategies, Principal Risks and Management sections of the prospectus as set forth below.

Effective November 7, 2008, the following changes are hereby made to the Fund’s prospectus:

The information under the caption “Principal Investment Strategies” is hereby superseded and replaced with the following information:

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund will invest at least 80% of its net assets in US government securities which are debt securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises. Although certain of the securities in which the Fund may invest are backed by the full faith and credit of the US government (and thus involve minimal credit risk), other securities in which the Fund may invest are backed only by the credit of a US federal agency, instrumentality or government sponsored enterprise that issued the security (and thus may have increased credit risk). Securities backed by the full faith and credit of the US government include direct obligations of the US Treasury (including bills, notes, and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA). Examples of securities not backed by the full faith and credit of the US government include securities issued by the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae).

In pursuit of the Fund’s objectives, the investment manager (RiverSource Investments, LLC) chooses investments by:

•	Reviewing credit characteristics and the interest rate outlook.
•

Identifying and buying securities that are high quality or have similar qualities, in the investment manager’s opinion, even though they are not rated or have been given a lower rating by a rating agency.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

•	The investment manager wishes to lock-in profits.
•	Changes in the interest rate or economic outlook.
•	The investment manager identifies a more attractive opportunity.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Board of Trustees of the Series, of which the Fund is a separate series. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described above.

There is no guarantee that the Fund will achieve its objective.

The information under the caption “Management” (including the sub-caption “Portfolio Management” and the information thereunder) is hereby superseded and replaced with the following information (caption headings have been restated for your convenience):

On November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”) announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Series (on behalf of the Fund) and RiverSource Investments (the “Agreement”), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). The fee paid to RiverSource Investments will be the same annual fee rate that was paid to Seligman prior to November 7, 2008, which is equal to an annual rate of 0.50% of the Fund’s average daily net assets. For the year ended December 31, 2007, the management fee paid by the Fund to Seligman (the Fund’s manager prior to November 7, 2008) was equal to an annual rate of 0.50% of the Fund’s average daily net assets.

On July 29, 2008, the Fund’s Board met to discuss, prior to shareholder approval, the Agreement between the Series (on behalf of the Fund) and RiverSource Investments. A discussion regarding the basis for the Board approving the Agreement on behalf of the Fund was included in the Fund’s proxy statement, dated August 27, 2008, and will be made available in the Fund’s upcoming annual shareholder report.

Portfolio Manager(s). Effective November 7, 2008, the portfolio manager responsible for the day-to-day management of the Fund is:

Jamie Jackson, CFA, Portfolio Manager

•	Leader of the liquid assets sector team.
•	Joined RiverSource Investments in 2003.
•	Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.
•	Began investment career in 1988.
•	MBA, Marquette University.

The Series’ Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities of the Fund.

The following information is added to the section under the caption “Shareholder Information” under the sub-caption “How to Exchange Shares Among the Seligman Mutual Funds”:

The Seligman Mutual Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Mutual Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.